Exhibit 99.1

Pacer International Schedules 1st Quarter 2004 Conference Call and Audio Web Cast for April 29

— Pacer will also Present at Baird and Bear Stearns Investor Conferences on May 4 and May 11 —

Business, Logistics and Transportation Editors

CONCORD, Calif.—(BUSINESS WIRE)—April 7, 2004—

Pacer International, Inc. (Nasdaq:PACR), the North American logistics and transportation provider, will hold a live conference call and audio-only Web cast for investors, analysts, business and trade media and other interested parties at 4:30 p.m. Eastern Time on Thursday, April 29, to discuss its first-quarter 2004 results. The actual results will be released via Business Wire prior to the call on April 29, after the market closes.

Hosting the conference call and Web cast will be Don Orris, the company’s chairman and chief executive officer; and Larry Yarberry, the company’s chief financial officer.

Anticipating the call, Orris commented that “Pacer continues to be comfortable with analysts’ estimates for the company’s earnings for both the year and first quarter 2004 results. First quarter 2004 earnings estimates range from $.22 to $.26, with a consensus of $.24 per share.”

To participate in the conference call, please call five minutes early by dialing (888) 273-9885 (in USA) and ask for “Pacer First Quarter Earnings Call.” International callers can dial (612) 332-0923. The call is expected to last approximately 45 minutes, including questions and answers.

Alternatively, an audio-only, simultaneous Web cast of the live conference call can be accessed at the following URL: http://www.firstcallevents.com/service/ajwz402932590gf12.html. For those unable to participate in either event, a digitized replay will be available from April 29 at 9:45 p.m. Eastern Time to May 13 at 11:59 p.m. Eastern Time. For the replay, dial (800) 475-6701 (USA) or (320) 365-3844 (international), using access code 726357. Alternatively, a replay can be accessed through the Investor Relations link on the company’s Web site at www.pacer-international.com.

PACER AT INVESTOR CONFERENCES - Pacer International also announced that it will participate in Robert W. Baird & Company’s 2004 Growth Stock Conference on May 4 and the Bear Stearns Global Transport Conference on May 11. Pacer will present an overview of the company and its first-quarter performance. These presentations will be broadcast live via the Internet; for more information about these conferences, please contact Connie Mitchell at 925-887-1589 or e-mail connie_mitchell@pacerstack.com.

ABOUT PACER INTERNATIONAL — Pacer International, a leading non-asset based North American third-party logistics and freight transportation provider, through its subsidiaries and divisions, offers a broad array of logistics and other services to facilitate the movement of freight from origin to destination. Its services include wholesale stacktrain (cost-efficient, two-tiered rail transportation for containerized shipments) and cartage (local trucking) services; and retail intermodal marketing, truck brokerage, trucking, warehousing and distribution, international freight forwarding, and supply-chain management services. Pacer International is headquartered in Concord, California. Its business units Pacer Stacktrain and Pacer Global Logistics are headquartered in Concord, California, and in Dublin, Ohio, respectively. Web site: www.pacer-international.com.

CERTAIN FORWARD-LOOKING STATEMENTS — This press release contains or may contain forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). These forward-looking statements are based on the company’s current expectations and are subject to a number of risks, uncertainties and assumptions. Among the important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are the company’s leverage; its dependence upon third parties for equipment and services essential to operate its business; regulatory changes affecting the company’s industry, operations, products and services; competitive or technological factors affecting the company’s markets, operations, products and services; shifts in market demand and general economic conditions. In addition, the company has acquired businesses in the past and may consider acquiring businesses in the future that provide complementary services. There can be no assurance that the businesses that the company has acquired in the past and may acquire in the future can be successfully integrated. Additional information about factors that could affect the company’s business is set forth in the company’s various filings with the Securities and Exchange Commission, including those set forth in the company’s 2003 annual report on Form 10-K dated March 10, 2004 and in the company’s prospectus dated January 21, 2004. Should one or more of these risks or uncertainties materialize, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described herein as anticipated, believed, expected or intended. Except as otherwise required by federal securities laws, the company does not undertake any obligation to update such forward-looking statements whether as a result of new information, future events or otherwise.

Note to editors: Issued by Steve Potash and Company, tel.

510-865-0800, or steve@potashco.com.

CONTACT: Pacer International

Larry Yarberry, 925-887-1577 (CFO)

Cell: 925-890-9245

lyarberry@pacerintl.com